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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): August 25, 2006


                         GS Mortgage Securities Corp.
   (as depositor for the GSAA Home Equity Trust 2006-14 formed pursuant to a
    Master Servicing and Trust Agreement, relating to the GSAA Home Equity
           Trust 2006-14, Asset-Backed Certificates, Series 2006-14)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                      333-132809               13-3387389
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

       85 Broad Street, New York, New York                         10004
    ----------------------------------------                     ----------
    (Address of Principal Executive Offices)                     (Zip Code)

                                (212) 902-1000
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 Other Events.

Item 8.01. Other Events.

      On August 25, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Trust Agreement"), among the Company, as depositor, LaSalle Bank National Association ("LaSalle Bank"), as trustee, JPMorgan Chase Bank, National Association ("JPMorgan"), U.S. Bank National Trust Company ("U.S. Bank") and Deutsche Bank, National Association ("Deutsche Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14 (the "Certificates"), issued in twelve classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of August 1, 2006 of $1,317,439,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 23, 2006, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

      This amendment on Form 8-K/A amends and supersedes in its entirety
Exhibit 99.2 to Form 8-K of GS Mortgage Securities Corp. previously filed on September 8, 2006 (Accession No. 0000905148-06-005642).

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:                                                           Page:
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    Exhibit 99.2          On August 16, 2006, Goldman Sachs Capital Markets,
                          L.P. entered into one interest rate swap agreement with Swiss Re Financial Products Corporation with Schedule and Confirmation thereto (the "Swap Agreement") for the benefit of GSAA Home Equity Trust 2006-14. The Swap Agreement is annexed hereto as Exhibit 99.2.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   December 21, 2006


                                        GS MORTGAGE SECURITIES CORP.



                                        By: /s/ Michelle Gill
                                            ----------------------------------
                                            Name:  Michelle Gill
                                            Title: Vice President


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                                 Exhibit Index

Item 601(a) of                                                               Paper (P) or
Regulation S-K       Description                                             Electronic (E)
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

         99.2        Swap Agreement for the benefit of GSAA Home Equity             E
                     Trust 2006-14, dated as of August 16, 2006, between
                     Goldman Sachs Capital Markets, L.P. and Swiss Re
                     Financial Products Corporation, with Schedule and
                     Confirmation thereto.

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